Exhibit 99.3

Condensed Consolidated Financial Statements

NOVO OIL & GAS HOLDINGS, LLC

As of March 31, 2023 and December 31, 2022 and
For the Three Months Ended March 31, 2023 and 2022

Table of Contents

Page
Condensed Consolidated Financial Statements (Unaudited)
Condensed Consolidated Balance Sheets    2
Condensed Consolidated Statements of Operations    3
Condensed Consolidated Statements of Equity    4
Condensed Consolidated Statements of Cash Flows    5
Notes to the Condensed Consolidated Financial Statements (Unaudited)    6

NOVO OIL & GAS HOLDINGS, LLC
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$24,679	$25,387
Accounts receivable, net	69,773	66,628
Prepaid expenses and other assets	1,348	1,468
Commodity derivative assets	36,157	37,692
Total current assets	131,957	131,175
Property and equipment:
Oil and gas property and equipment, based on successful efforts method of accounting, net	980,734	929,671
Other property and equipment, net	251	2,035
Right-of-use-asset, net	86	150
Inventory	225	406
Total property and equipment	981,296	932,262
Other assets:
Debt issuance costs, net	2,937	3,313
Commodity derivative asset, long term	3,592	2,474
Deposit	21	21
Total assets	$1,119,803	$1,069,245
LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
Accounts payable
Trade	$42,168	$78,220
Revenue payable	44,153	33,234
Accrued liabilities	7,178	5,959
Operating lease liabilities, current	86	150
Advances from joint interest partners	7	19
Commodity derivatives liability current	―	5,063
Deferred midstream revenue, current	2,333	2,333
Total current liabilities	95,925	124,978
Noncurrent liabilities:
Revolving credit facility	310,000	250,000
Commodity derivative liability, long term	3,392	4,905
Deferred midstream revenue, long-term	21,778	22,361
Asset retirement obligation	2,779	2,706
Total noncurrent liabilities	337,949	279,972
Commitments and contingencies (Note 11)
Members' equity	685,929	664,295
Total liabilities and members' equity	$1,119,803	$1,069,245

See notes to the unaudited Condensed Consolidated financial statements.

NOVO OIL & GAS HOLDINGS, LLC
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
REVENUES:
Crude oil, natural gas, and NGL sales	$177,519	$114,550

OPERATING COSTS AND EXPENSES:
Lease operating	21,490	6,885
Production taxes	13,029	8,232
Exploration	61	88
General and administrative	1,723	1,795
Depletion, depreciation, and amortization	36,338	18,244
Accretion of discount on asset retirement obligations	74	28
Total operating expenses	72,715	35,272

OPERATING INCOME	104,804	79,278

OTHER INCOME (EXPENSE):
Interest income	98	1
Interest expense	(5,790)	(320)
Gain on sale of oil and gas properties	8	―
Commodity derivative gain (loss), net	31,934	(51,621)
Deferred midstream revenue	583	583
Other income	76	2
Total other income (expense)	26,909	(51,355)

NET INCOME BEFORE TAXES	131,713	27,923
MARGIN TAX EXPENSE	(71)	(152)
NET INCOME	$131,642	$27,771

See notes to the unaudited Condensed Consolidated financial statements.

NOVO OIL & GAS HOLDINGS, LLC
Condensed Consolidated Statements of Equity (Unaudited)
(in thousands, except unit amounts)

	Class A		Class B
	Units	Capital	Units	Capital	Total
January 1, 2022	3,092,175	$468,580	63,106	$6,874	$475,454
Distributions	―	(24,988)	―	(510)	(25,498)
Net income	―	27,216	―	555	27,771
March 31, 2022	3,092,175	470,808	63,106	6,919	477,727

January 1, 2023	3,092,175	$653,643	63,106	$10,652	$664,295
Distributions	―	(107,808)	―	(2,200)	(110,008)
Net income	―	129,009	―	2,633	131,642
March 31, 2023	3,092,175	674,844	63,106	11,085	685,929

See notes to the unaudited Condensed Consolidated financial statements.

NOVO OIL & GAS HOLDINGS, LLC
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$131,642	$27,771
Adjustments to reconcile net income to net cash from operating activities
Depletion, depreciation, and amortization	36,338	18,244
Accretion of discount on asset retirement obligations	74	28
Deferred midstream revenue	(583)	(583)
Deferred financing cost amortization	414	90
Unrealized net derivative (gain) loss	(2,844)	40,613
Gain on sale of oil and gas properties	(8)	―
Change in working capital items
Accounts receivable	(3,146)	(16,118)
Prepaid expenses and other assets	121	15
Accounts payable	(3,436)	(3,223)
Advances from joint interest partners	(12)	(7,270)
Revenue payables	10,919	7,056
Accrued liabilities	1,219	1,372
Net cash provided by operating activities	170,698	67,995

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to oil and gas properties	(119,863)	(66,744)
Additions to other property and equipment	―	(24)
Purchase of derivative premiums	(1,505)	―
Proceeds from sales and oil and gas properties	8	―
Net cash used in investing activities	(121,360)	(66,768)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to members	(110,008)	(25,498)
Payments for deferred financing costs	(38)	(34)
Borrowings from revolving credit facility	60,000	20,000
Net cash used in financing activities	(50,046)	(5,532)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(708)	(4,305)
CASH AND CASH EQUIVALENTS, beginning of quarter	25,387	17,005
CASH AND CASH EQUIVALENTS, end of quarter	$24,679	$12,700

See notes to the unaudited Condensed Consolidated financial statements.

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

Note 1 - Organization and Summary of Significant Accounting Policies
Description - Novo Oil & Gas Holdings, LLC (the “Company”), was formed on August 29, 2016, as a limited liability company under the laws of the state of Delaware. The Company’s principal business is in oil and natural gas acquisition, exploration, development and production. The Company’s operations are concentrated in the Northern Delaware Basin of Southeast New Mexico and West Texas, a region of high-quality, liquids rich, stacked pay zones.
On June 14, 2023, the Company signed a definitive agreement with Earthstone Energy, Inc. (“Earthstone”) to sell substantially all of its oil and gas assets. As of March 31, 2023, any contemplated sale transaction was not deemed to be probable, and these condensed consolidated financial statements do not present assets held for sale.
Basis of Presentation of Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements (“Condensed Consolidated Financial Statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Certain disclosures normally included in the consolidated financial statements prepared in accordance with U.S. GAAP have been omitted. The accompanying unaudited consolidated financial statements and notes should be read in conjunction with the financial statements and notes included in the Company’s combined consolidated financial statements as of and for the years ended December 31, 2022 and 2021. The accompanying unaudited Condensed Consolidated Financial Statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany accounts and transactions are eliminated.

Note 2 - Accounts Receivable
Components of accounts receivable include the following (in thousands):

	March 31, 2023	December 31, 2022
Crude oil, natural gas and NGL sales	$56,602	$48,998
Joint interest billings	13,168	17,628
Related Party	3	2
Gross accounts receivable	69,773	66,628
Allowance for doubtful accounts	―	―
Net accounts receivable	$69,773	$66,628
As of December 31, 2022, the accounts receivable balance representing amounts due or billable under the terms of contracts with purchasers was $49.0 million. The Company reviews accounts receivable periodically and reduces the carrying amount by a valuation allowance that reflects the estimate of the amount that may not be collectible. No such allowance was considered necessary at March 31, 2023 and December 31, 2022.

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

Note 3 - Oil and Natural Gas Properties
Capitalized Costs - The following table reflects the aggregate capitalized costs (in thousands):

	March 31, 2023	December 31, 2022
Oil and natural gas properties:
Proved properties	$1,172,432	$1,083,345
Unproved properties	56,688	60,158
Total oil and gas properties	1,229,120	1,143,503
Less: Accumulated depreciation, depletion and amortization	(248,386)	(212,079)
Oil and gas properties, net	$980,734	$931,424
No lease expirations were included as exploration costs in the Condensed Consolidated statements of operations for the three months ended March 31, 2023 and 2022. In addition, there were no such impairments of unproved leaseholds during the three months ended March 31, 2023 and 2022.
Note 4 - Other Property and Equipment, Net
Other property and equipment, net consists of the following (in thousands):

	March 31, 2023	December 31, 2022
Furniture, fixtures and other	$2,118	$2,118
Less: accumulated depreciation	(1,867)	(1,835)
Other property and equipment, net	$251	$283
Note 5 - Revenue
Disaggregation of Revenue - The following table presents the disaggregation of crude oil, natural gas and NGL revenue (in thousands):

	Three Months Ended March 31,
	2023	2022
Crude oil	$138,551	$74,393
Natural gas	10,542	17,400
Natural gas liquids ("NGL")	28,426	22,757
Total crude oil, natural gas and NGL sales, net	$177,519	$114,550

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

Note 6 - Derivative Financial Instruments
Commodity Derivatives - As of March 31, 2023, the Company had the following open crude oil derivative positions:

	Price Swaps		Price Collars
Period	Volume (Bbls)	Weighted Average Price ($/Bbl)	Volume (Bbls)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
April 2023 - December 2023	1,837,500	$84.75	—	$—	$—
January 2024 - December 2024	723,000	$76.39	—	$—	$—
April 2023 - December 2023	—	$—	1,134,000	$70.56	$78.75

	Oil Basis Swaps
Period	Index	Volume (Bbls)	Weighted Average Basis Differential ($/Bbl)
April 2023 - December 2023	ARGUS	157,000	$0.45

	Deferred Premium Put Oil Options
Period	Volume (Bbls)	Price Per Bbl (Put Price)	Weighted Average Price Per Bbl (Net of Premium)
April 2023 - June 2023	590,000	$75.00	$71.04

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

As of March 31, 2023, the Company had the following open natural gas derivative positions:

	Price Swaps		Price Collars
Period	Volume (MMBtu)	Weighted Average Price ($/MMBtu)	Volume (MMBtu)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
April 2023 - December 2023	2,395,000	$4.71	—	$—	$—
January 2024 - December 2024	2,025,000	$4.88	—	$—	$—
January 2025 - December 2025	1,785,000	$4.71	—	$—	$—
April 2023 - December 2023	—	$—	11,895,000	$3.79	$5.83
January 2024 - December 2024	—	$—	7,465,000	$3.83	$6.25
January 2025 - December 2025	—	$—	1,785,000	$4.00	$5.75

	Natural Gas Basis Swaps
Period	Index	Volume (Bbls)	Weighted Average Basis Differential ($/Bbl)
April 2023 - December 2023	WAHA	12,835,000	$(1.82)
January 2024 - December 2024	WAHA	9,950,000	$(1.61)
January 2025 - December 2025	WAHA	5,077,500	$(1.53)

As of March 31, 2023, the Company had the following open natural gas liquids basis swap derivative positions:

	Natural Gas Liquids Basis Swaps
Period	Index	Volume (Bbls)	Weighted Average Basis Differential ($/Bbl)
April 2023 - June 2023	OPIS	22,270,500	$0.21

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

Derivative Gains and Losses - Cash receipts and payments reflect the gains or losses on derivative contracts which matured during the applicable period, calculated as the difference between the contract price and the market settlement price of matured contracts. The derivative contracts of the Company are settled based upon reported settlement prices on commodity exchanges. Because the Company does not apply hedge accounting treatment to its derivative contracts, the changes in fair value of these contracts are recognized in income as unrealized gains (losses) in the period of change.
The following table presents cash receipts and payments along with non-cash gains and losses of commodity derivative contracts (in thousands):

	Three Months Ended March 31,
	2023	2022
Cash received (paid) on derivatives	$29,090	$(11,008)
Unrealized gain (loss) on derivatives	2,844	(40,613)
Gain (loss) on derivatives, net	$31,934	$(51,621)
Financial Statement Presentation - All derivative financial instruments are recognized at their current fair value as either assets or liabilities in the Condensed Consolidated balance sheets. Amounts related to contracts allowed to be netted upon payment subject to a master netting arrangement with the same counterparty are reported on a net basis in the Condensed Consolidated balance sheets. The table below presents a summary of these positions at March 31, 2023 (in thousands):

	March 31, 2023
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$52,405	$(16,248)	$36,157
Commodity derivative asset, noncurrent	9,761	(6,169)	3,592
Total commodity derivative assets	$62,166	$(22,417)	$39,749
Commodity derivative liabilities:
Commodity derivative liability, current	$(16,248)	$16,248	$—
Commodity derivative liability, noncurrent	(9,561)	6,169	(3,392)
Total commodity derivative liabilities	$(25,809)	$22,417	$(3,392)

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

	December 31, 2022
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$47,633	$(9,941)	$37,692
Commodity derivative asset, noncurrent	8,927	(6,453)	2,474
Total commodity derivative assets	$56,560	$(16,394)	$40,166
Commodity derivative liabilities:
Commodity derivative liability, current	$(15,004)	$9,941	$(5,063)
Commodity derivative liability, noncurrent	(11,358)	6,453	(4,905)
Total commodity derivative liabilities	$(26,362)	$16,394	$(9,968)
Note 7 - Revolving Credit Facility
The Company has a senior secured revolving credit facility (“Revolving Credit Facility”) with a bank with a maximum commitment of $500.0 million. The Revolving Credit Facility has semi-annual borrowing base redeterminations on May 1 and November 1 each year. On March 28, 2023, the borrowing base of the Revolving Credit Facility was reaffirmed at $400.0 million. As of March 31, 2023 and December 31, 2022, the Company had $310.0 million and $250.0 million of outstanding borrowings under the Revolving Credit Facility, respectively. The Company has pledged substantially all of its oil and gas properties and other assets as collateral to secure amounts outstanding under the Revolving Credit Facility.

At March 31, 2023 and December 31, 2022, the interest rate on the Revolving Credit Facility was 8.3% and 6.9%, respectively. The Revolving Credit Facility contains representations, warranties, covenants, conditions, and defaults customary for transactions of this type, including but not limited to (i) limitations on liens and incurrence of debt covenants; (ii) limitations on the sale of property, mergers, consolidations, and other similar transactions covenants; (iii) limitations on investments, loans and advances covenants; and (iv) limitations on dividends, distributions, redemptions, and restricted payments covenants. The revolving credit facility also contains financial covenants requiring the Company to comply with a Condensed Consolidated leverage ratio, as of the last day of any fiscal quarter, to be greater than 3.25 to 1.0 and a Condensed Consolidated current ratio, as of the last day of any fiscal quarter, to not be less than 1.0 to 1.0. The Company was in compliance with terms and covenants of the Revolving Credit Facility as of March 31, 2023 and December 31, 2022.

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

Note 8 - Asset Retirement Obligations
The following table presents changes in asset retirement obligations (in thousands):

	March 31,
	2023	2022
Asset retirement obligations at beginning of year	$2,706	$1,035
Accretion expense on discounted obligation	73	28
Asset retirement obligations at end of year	$2,779	$1,063
Given the unobservable nature of the inputs, the initial recognition of an asset retirement obligation is a non-recurring Level 3 fair value measurement.
Note 9 - Fair Value Measurement
The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, revenue payable, advances from joint interest partners, and accrued liabilities included in the accompanying Condensed Consolidated balance sheets approximated fair value at March 31, 2023 and December 31, 2022.
Note 10 - Members’ Equity
The Company has three authorized classes of membership interests consisting of Class A units, Class B units, and Class C units. These membership interests are differentiated by ownership, voting rights, capital contribution requirements, and payout treatment. For the three months ended March 31, 2023 and 2022, the Company made distributions of $110.0 million and $25.5 million, respectively.
As of March 31, 2023 and December 31, 2022, 4,170,175 Class A units, 80,000 Class B units, and 100,000 Class C units were authorized. At March 31, 2023 and December 31, 2022, the Company had issued 3,092,175 Class A units, 63,106 Class B units, and 100,000 Class C units.
Subsequent to March 31, 2023, the Company made distributions to Class A and B Members for a total of $110.0 million. These subsequent distributions were in excess of their aggregate capital contributions plus a return on those capital contributions as defined in the Limited Liability Company Agreement. As defined in the Limited Liability Agreement, these subsequent distributions triggered distribution rights to Class C Members.
Note 11 - Commitments and Contingencies
Due to the nature of the oil and natural gas business, the Company is exposed to possible environmental risks. The Company has implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. The Company has not historically experienced any significant environmental liabilities and is not aware of any potential material environmental issues or claims that existed at March 31, 2023 and December 31, 2022.

NOVO OIL & GAS HOLDINGS, LLC
Notes to the Condensed Consolidated Financial Statements (Unaudited)

Note 12 - Leases
Operating lease costs and short-term lease costs are included in “general and administrative expense” in the accompanying Condensed Consolidated statements of operations and included in the following components (in thousands):

	For the Three Months Ended March 31,
	2023	2022
Operating lease cost	$65	$62
Short-term lease costs	$1,426	$442
Lease costs capitalized in proved oil and gas properties	$3,829	$1,872

Note 13 - Supplemental Disclosures to Condensed Consolidated Financial Statements
Accrued Liabilities - Accrued liabilities consisted of the following at the dates indicated (in thousands):

	March 31, 2023	December 31, 2022
Accrued production taxes	$5,891	$4,939
Accrued interest	1,287	678
Accrued compensation costs	—	342
Accrued liabilities	$7,178	$5,959
Supplemental Cash Flow Information -The following table provides certain supplemental cash flow information for the periods indicated (in thousands):

	March 31,
	2023	2022
Supplemental Disclosure of Non-Cash Information:
Change in accounts payable related to oil and gas properties	$34,426	$(24,134)
Note 14 - Subsequent Events
In preparing the accompanying Condensed Consolidated Financial Statements, management has evaluated all subsequent events and transactions for potential recognition or disclosure through June 23, 2023, the date the Condensed Consolidated Financial Statements of the Company was available for issuance and concluded there were no material subsequent events other than discussed below.
Subsequent to March 31, 2023, the Company borrowed $40.0 million on its Revolving Credit Facility and as previously discussed in Note 1, signed a definitive agreement with Earthstone to sell substantially all of its oil and gas assets.